UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
March 6, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On March 6, 2002, US Airways Group, Inc. and US Airways, Inc. issued a news release (see exhibit 99 below).

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  -----------

     99            News release dated March 6, 2002 of US Airways Group, Inc. and US Airways, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: March 6, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: March 6, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS NAMES DAVID N. SIEGEL PRESIDENT AND CEO

     ARLINGTON, Va., March 6, 2002 -- US Airways Group's board of directors today named David N. Siegel president and chief executive officer and board member of both the holding company and its US Airways, Inc. airline unit. Stephen M. Wolf will retain the title of chairman of both companies in a non-executive capacity. Wolf, 60, reassumed the position of CEO of US Airways Group and US Airways, Inc. in November 2001 following Rakesh Gangwal's resignation from the company.

     Siegel, 40, is currently chairman and CEO of Avis Rent A Car System, Inc., a subsidiary of Cendant Corp., and has extensive experience in the airline industry, having spent seven years at Continental Airlines in various senior management roles, including president of its Continental Express subsidiary.

     "We are extremely pleased to announce that an executive of Dave Siegel's abilities and energy will be joining US Airways as chief executive officer. He brings a broad understanding of the business, a proven track record of accomplishment, and, importantly, exceptional skills in working with people," Wolf said.

     "While this is a particularly challenging time for the airline industry, I'm delighted to return to commercial aviation, where I spent much of my career," said Siegel. "I have long viewed US Airways as an airline with a strong franchise and tremendous potential, and I look forward to working with the company's 36,000 employees in charting our future direction."

     As president of Continental Express from 1995-1999, Siegel improved the unit's profit contribution by $250 million annually and led its substantial improvements in operational performance. He also negotiated the largest aircraft order at the time in the regional airline industry as the launch customer for Embraer 145/135 regional jets.

-more-

US AIRWAYS NAMES DAVID N. SIEGEL
PRESIDENT AND CEO
Page Two
March 6, 2002

     At Continental Airlines, he also served as senior vice president of planning and scheduling, where he played an instrumental role in Continental's financial and operational turnaround, and as vice president of corporate development. Prior to joining Continental, he served as director of corporate planning at Northwest Airlines. Before joining Avis, he held executive positions at Budget Group and eVolution Global Partners, a corporate venture capital firm. He began his career as a consultant at Bain & Co.

     Siegel earned a master's degree in business administration from Harvard Business School and a bachelor of science degree, magna cum laude, in applied mathematics-economics from Brown University. Siegel, his wife and daughter will relocate to the Washington, D.C., area.

NUMBER: 4252